UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2006

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

1-3141	JERSEY CENTRAL POWER & LIGHT COMPANY	21-0485010
(A New Jersey Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 12, 2006, Jersey Central Power & Light Company (JCP&L) completed an offering of $200,000,000 aggregate principal amount of its 6.40% Senior Notes due 2036 (Senior Notes) issued under the Indenture dated as of July 1, 1999 (Indenture), between JCP&L and The Bank of New York, as successor trustee (Trustee). JCP&L sold the Senior Notes pursuant to a purchase agreement, dated May 9, 2006 (Purchase Agreement), among JCP&L and UBS Securities LLC and Greenwich Capital Markets, Inc., as representatives of the several initial purchasers named in the Purchase Agreement (collectively, the Initial Purchasers), in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended (Securities Act). The Senior Notes were resold by the Initial Purchasers within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act.

The Senior Notes will mature on May 15, 2036. Interest on the Senior Notes will accrue at a rate of 6.40% per annum from the date of original issuance and will be payable semi-annually in arrears on each May 15 and November 15, beginning on November 15, 2006, and on the date of maturity.

The Senior Notes will be redeemable in whole or in part, at JCP&L’s option, at any time prior to maturity, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Senior Notes being redeemed or (ii) as determined by an independent investment banker, the sum of the present values of the remaining scheduled payments of principal of and interest on such Senior Notes that would be due after the related redemption date but for such redemption, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at an adjusted Treasury rate determined by reference to a comparable Treasury issue having a maturity comparable to the remaining term of the Senior Notes to be redeemed, plus 20 basis points, plus, in each case, accrued and unpaid interest on the Senior Notes being redeemed to the date of redemption.

The Senior Notes will initially be secured by a series of JCP&L’s first mortgage bonds, issued and delivered by JCP&L to the Trustee. Upon the occurrence of the release date (as defined below), the first mortgage bonds securing the Senior Notes will be released, and the Senior Notes will become JCP&L’s unsecured general obligations and will rank equally with all of JCP&L’s other unsecured and unsubordinated indebtedness.

Under the Indenture, the “release date” means the earlier of: (i) the date that all of JCP&L’s first mortgage bonds, other than first mortgage bonds securing senior notes issued under the Indenture, have been retired (whether at, before or after the maturity thereof) through payment, redemption, purchase, defeasance or otherwise, and (ii) the date upon which the Trustee holds first mortgage bonds securing senior notes issued under the Indenture constituting not less than 80% in aggregate principal amount of all of JCP&L’s outstanding first mortgage bonds.

Subject to certain exceptions, so long as any Senior Notes are outstanding, JCP&L may not issue, assume, guarantee or permit to exist after the release date any debt secured by any lien upon any of JCP&L’s operating property, except for certain permitted secured debt, without effectively securing all outstanding senior notes issued under the Indenture, including the Senior Notes, equally and ratably with that debt (but only so long as such debt is secured). In addition, subject to certain exceptions, so long as any Senior Notes are outstanding, JCP&L may not enter into or permit to exist, after the release date, any sale and lease-back transaction with respect to any operating property (except for transactions involving leases for a term, including renewals, of not more than 48 months), if the purchasers’ commitment is obtained more than 18 months after the later of the completion of the acquisition, construction or development of that operating property or the placing in operation of that operating property or of that operating property as constructed or developed or substantially repaired, altered or improved.

Pursuant to a Registration Rights Agreement, dated as of May 12, 2006, among JCP&L and the representatives of the Initial Purchasers, JCP&L has agreed to consummate an exchange offer pursuant to an effective registration statement filed with the United States Securities and Exchange Commission (SEC) to allow holders of Senior Notes to exchange the Senior Notes for a new issue of substantially identical debt securities registered under the Securities Act. In addition, JCP&L has agreed to file, under certain circumstances, a shelf registration statement to cover resales of the Senior Notes. JCP&L has agreed to use its reasonable best efforts, subject to applicable law, to file a registration statement within 180 calendar days of the date of the original issuance of the Senior Notes and to consummate the exchange offer within 210 calendar days of the date of the original issuance of the Senior Notes. If JCP&L fails to complete the exchange offer or register the Senior Notes for resale within 210 calendar days of the date of original issuance of the Senior Notes, JCP&L will be required to pay 0.25% per annum additional interest on the Senior Notes until the exchange offer is consummated or the shelf registration statement relating to resale of the Senior Notes is declared effective by the SEC or otherwise becomes effective under the Securities Act.

    Proceeds received from the issuance of the Senior Notes will be used to pay at maturity $150 million aggregate principal amount of JCP&L’s 6.45% senior secured notes due May 15, 2006 and for general corporate purposes.

The above descriptions of the Senior Notes, the Indenture and the Registration Rights Agreement do not purport to be a complete statement of the parties' rights and obligations under the Senior Notes, the Indenture and Registration Rights Agreement and the transactions contemplated by the Indenture and Registration Rights Agreement. The above description is qualified in its entirety by reference to the Senior Notes, the Indenture and the Registration Rights Agreement. The form of Indenture was previously filed as Exhibit 4-A to JCP&L’s Registration Statement on Form S-3 (File No. 333-78717). Copies of the form of Senior Note and the Registration Rights Agreement are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.3, respectively, and are, together with the form of Indenture, incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Form of Jersey Central Power & Light Company 6.40% Senior Note due 2036.
10.2
Indenture, dated as of July 1, 1999 between Jersey Central Power & Light Company and The Bank of New York, as successor Trustee (incorporated by reference to Exhibit 4-A to the registrant’s Registration Statement on Form S-3 (File No. 333-78717)).

10.3
Registration Rights Agreement, dated as of May 12, 2006, among Jersey Central Power & Light Company and UBS Securities LLC and Greenwich Capital Markets, Inc., as representatives of the several initial purchasers named in the Purchase Agreement.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 12, 2006

JERSEY CENTRAL POWER & LIGHT COMPANY
Registrant

/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President and Controller